UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 16, 2006

FLORIDA EAST COAST INDUSTRIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Florida

(State or Other Jurisdiction of Incorporation)

001-32866	20-4427296
(Commission File Number)	(IRS Employer Identification No.)

One Malaga St., St. Augustine, FL	32084
(Address of Principal Executive Offices)	(Zip Code)

904-829-3421

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 (b) – Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On May 16, 2006, Florida East Coast Industries, Inc. (FECI) announced that Amy Bramlitt, Vice President and Chief Financial Officer of Florida East Coast Railway, LLC assumed the additional position of Vice President and Controller of FECI effective on May 16, 2006. Mark A. Leininger, formerly FECI’s Vice President and Controller resigned his position to pursue a career in academia. Mr. Leininger will remain with the company until July 31, 2006.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits:

Exhibit No.	Description
99	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Florida East Coast Industries, Inc.

BY:	/s/ Heidi J. Eddins
Heidi J. Eddins
Executive Vice President,
General Counsel & Corporate Secretary

Dated: May 17, 2006

INDEX TO EXHIBITS

Exhibit No.	Description
99	Press Release